EXHIBIT 32

Certification by the Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350,
Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

          In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 (the “Report”) of Spark Energy, Inc., a Delaware corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof, Nathan Kroeker, Chief Executive Officer of the Company and Georganne Hodges, Chief Financial Officer of the Company, each certify, pursuant 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his and her knowledge:

1.	This Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 4, 2016

_ ___ _/s/Nathan Kroeker
Nathan Kroeker
Chief Executive Officer

_ ____ /s/Georganne Hodges
Georganne Hodges
Chief Financial Officer